                         UNITED STATES DISTRICT COURT
                         EASTERN DISTRICT OF MICHIGAN
                               SOUTHERN DIVISION


                                                                    EXHIBIT 99.2

ATD CORPORATION,

         Plaintiff,                     Civil No. 94 CV 74320 DT

v.                                      Hon. Gerald E. Rosen

LYDALL, INC.,                           Demand For Jury Trial

         Defendant.

________________________________

BARRIS, SOTT, DENN & DRIKER, P.L.L.C.
Morley Witus (30895)
211 W. Fort Street, 15th Floor
Detroit, Michigan 48226-3281
(313) 965-9725

BURNS, DOANE, SWECKER & MATHIS
Frederick G. Michaud, Jr.
Ronni S. Jillions
The George Mason Building
Washington & Prince Street
P.O. Box 1404
Alexandria, Virginia 22313-1404
(703) 836-6620

Attorneys for Plaintiff

                   AMENDED COMPLAINT FOR PATENT INFRINGEMENT

     Plaintiff, ATD Corporation, by and through its attorneys, alleges and avers as follows:

                                  THE PARTIES

     1. Plaintiff ATD Corporation (hereinafter "ATD") is a Missouri corporation with its principal place of business at 1250 Ambassador Boulevard, St. Louis, Missouri 63132.

     2. Upon information and belief, defendant Lydall, Inc. (hereinafter "Lydall") is a Delaware corporation with its principal place of business at One Colonial Road, P.O. Box 151, Manchester, Connecticut.


                                 JURISDICTION

     3. This is an action for patent infringement arising under the Patent Laws of the United States, Title 35, United States Code, including 35 U.S.C.
(S)(S)271, 281-285,and 295. Jurisdiction is conferred on this Court pursuant to 28 U.S.C. (S)1338(a).

                                   COUNT ONE

     4. On April 30, 1991, United States Letters Patent No. 5,011,743 entitled "Pad Including Heat Sink and Thermal Insulation Areas" was duly and legally issued to ATD, as assignee of the inventors William M. Sheridan and Raymond E. Ragland. ATD is still the legal owner of United States Letters Patent No. 5,011,743. A copy of United States Letters Patent No. 5,011,743 is attached hereto as Exhibit A.

     5. Upon information and belief, Lydall knowingly and willfully has infringed, literally and under the doctrine of equivalents, and is presently infringing, literally and under the doctrine of equivalents, United States Letters Patent No. 5,011,743 by making, using, or selling within the United States, and by actively inducing others to use and sell within the United States, and in this Judicial District, metal heat insulation pads which employ the invention of United States Letters Patent No. 5,011,743, or articles including such pads, and will continue to do so unless enjoined by this Court.

     6. ATD has been damaged as a result of Lydall's infringing activities and will continue to be damaged unless such activities are enjoined by this Court.

                                   COUNT TWO

     7. On May 12, 1992, United States Letters Patent No. 5,111,577 entitled "Pad Including Heat Sink And Thermal Insulation Areas" was duly and legally issued to ATD, as assignee of the inventors William M. Sheridan and Raymond E. Ragland. ATD is still the legal owner of United States Letters Patent No. 5,111,577. A copy of United States Letters Patent No. 5,111,577 is attached hereto as Exhibit B.

     8. Upon information and belief, Lydall knowingly and willfully has infringed, literally and under the doctrine of equivalents, and is presently infringing, literally and under the doctrine of equivalents, United States Letters Patent No. 5,111,577 by making, using, or selling within the United States, and by actively inducing others to use and sell within the United States, and in this Judicial District, metal heat insulation pads made according to the invention of United States Letters Patent No. 5,111,577, or articles including such pads, and will continue to do so unless enjoined by this Court.

     9. ATD has been damaged as a result of Lydall's infringing activities and will continue to be damaged unless such activities are enjoined by this Court.

     WHEREFORE, ATD demands:

     (a) an injunction against Lydall's continued infringement of United States Letters Patent No. 5,011,743;

     (b) an injunction against Lydall's continued infringement of United States Letters Patent No. 5,111,577;

                                       3
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     (c) an accounting for damages resulting from Lydall's infringement of
United States Letters Patents No. 5,011,743 and 5,111,577, and that the damages so ascertained be trebled because of the knowing and willful nature of Lydall's conduct;

     (d) an assessment of interest on the damages so computed;

     (e) an award of ATD's attorneys fees and costs of this action; and

     (f) such other and further relief as this Court deems just and appropriate.


Dated:    6/5/95
      ---------------

                                        BARRIS, SOTT, DENN & DRIKER, P.L.L.C.



                                        By: /s/ Morley Witus
                                           --------------------------
                                          Morley Witus (30895)

                                        Attorney for Plaintiff
                                        211 W. Fort Street, 15th Floor
                                        Detroit, Michigan 48226-3281
                                        (313) 965-9725

Of Counsel:
BURNS, DOANE, SWECKER & MATHIS


/s/ Frederick G. Michaud, Jr.
-----------------------------
Frederick G. Michaud, Jr.
Ronni S. Jillions
Attorneys for Plaintiff
The George Mason Building
Washington & Prince Street
P.O. Box 1404
Alexandria, Virginia 22313-1404
(703) 836-6620

                                       4

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                         UNITED STATES DISTRICT COURT
                         EASTERN DISTRICT OF MICHIGAN
                               SOUTHERN DIVISION


ATD CORPORATION,

         Plaintiff,                     Case No. 94-CV-74320-DT

v                                       Hon. Gerald E. Rosen

LYDALL, INC.,

         Defendant,

_________________________________/

                            CERTIFICATE OF SERVICE
                            ----------------------

     On June 5, 1995, copies of ATD'S MOTION FOR LEAVE TO AMEND THE COMPLAINT UNDER FED.R.CIV.P. 15; MEMORANDUM IN SUPPORT OF ATD'S MOTION FOR LEAVE TO AMEND THE COMPLAINT UNDER FED.R.CIV.P. 15; along with a copy of the proposed AMENDED COMPLAINT FOR PATENT INFRINGEMENT; and this Proof of Service, were served via courier on:

                              Dennis J. Levasseur
                           BODMAN, LONGLEY & DAHLING
                      100 Renaissance Center, 34th Floor
                            Detroit, Michigan 48243

and via Federal Express on

                              Fred S. Whisenhunt
                    GRIFFIN, BUTLER, WHISENHUNT & KURTOSSY
                     Suite PH-1, 2300 Ninth Street, South
                        Arlington, Virginia 22204-2396

                                Robert A. Molan
                              Raymond L. Sweigart
                        CUSHMAN DARBY & CUSHMAN, L.L.P.
              1100 New York Avenue, N.W., Ninth Floor, East Tower
                            Washington, D.C. 20005

     I declare under penalty of perjury that the foregoing is true and correct.

                          Executed on:  June 5, 1995
                                        ------------



                         /s/ Kathleen Stevens
                         ----------------------------------------------
                         KATHLEEN STEVENS